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                                                                       EXHIBIT 1



                      Executive Officers and Directors of
               Huachen Automotive Group Holdings Company Limited

Set forth below are the names, titles, citizenship, principal occupations and business addresses of the executive officers and directors of Huachen Automotive Group Holdings Company Limited

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Name, Title and Citizenship                            Principal Occupation and Business Address
Yang Bao Shan                                          Chairman & President
Chairman & President                                   Suite 2303-06
People's Republic of China                             23rd Floor, Great Eagle Centre
                                                       23 Harbour Road
                                                       Wanchai, Hong Kong Special Administrative Region

Zhao Chang Yi                                          Vice Chairman
Vice Chairman                                          Suite 2303-06
People's Republic of China                             23rd Floor, Great Eagle Centre
                                                       23 Harbour Road
                                                       Wanchai, Hong Kong Special Administrative Region

Zhu Xue Dong                                           Director
Director                                               Suite 2303-06
People's Republic of China                             23rd Floor, Great Eagle Centre
                                                       23 Harbour Road
                                                       Wanchai, Hong Kong Special Administrative Region

Qin Li                                                 Vice President
Vice President                                         Suite 2303-06
People's Republic of China                             23rd Floor, Great Eagle Centre
                                                       23 Harbour Road
                                                       Wanchai, Hong Kong Special Administrative Region
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